POWERSHARES ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

Supplement Dated June 25, 2008 to the Statement of Additional Information Dated April 1, 2008 of:

PowerShares Active AlphaQ Fund
PowerShares Active Alpha Multi-Cap Fund
PowerShares Active Mega Cap Fund
PowerShares Active Low Duration Fund
(each, a "Fund")

The following paragraph hereby replaces the third paragraph of the section titled "Management—Sub-Advisory Agreements":

Under the Sub-Advisory Agreements, the Sub-Advisers will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Sub-Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of a Sub-Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Sub-Advisory Agreements continue until April 30, 2009, and thereafter only if approved annually by the Board, including a majority of the Independent Trustees. The Sub-Advisory Agreements terminate automatically upon assignment and are terminable at any time without penalty as to a Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund's outstanding voting securities on 60 days' written notice to the Sub-Adviser, by the Adviser on 60 days' written notice to the Sub-Adviser or by the Sub-Adviser on 60 days' written notice to the Trust, and to the Adviser with respect to the AER Sub-Advisory Agreement. Pursuant to the Sub-Advisory Agreement, for its services, the Adviser pays AER annual fees from the Advisory Fee, payable on a trailing quarterly basis within 30 days after the end of each calendar quarter, in amounts equal to 0.20% of the Funds' average daily net assets for the PowerShares Active AlphaQ Fund and PowerShares Active Alpha Multi-Cap Fund. Pursuant to the Sub-Advisory Agreement, for its services, the Adviser pays Invesco Institutional annual fees from the Advisory Fee, payable monthly in arrears, in amounts equal to 0.30% of the Fund's average daily net assets for the PowerShares Active Mega Cap Fund and 0.116% of the Fund's average daily net assets for the PowerShares Active Low Duration Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.